                                                                      EXHIBIT 99

                        SYNERGEN DEVELOPMENT CORPORATION
                                1885 33rd Street
                          Boulder, Colorado 80301-2546
                                  303-938-6200
                                303-441-5535 FAX

February 1, 1995

Dear Partner in Synergen Clinical Partners, L.P.:

     We are writing you to describe how the acquisition of Synergen affects your investment in Synergen Clinical Partners, L.P. (the "Partnership").

     On December 29, 1994 a subsidiary of Amgen completed the acquisition of Synergen for $9.25 per share, in cash. As a result, Synergen became a wholly-owned subsidiary of Amgen, and is being renamed Amgen Boulder Inc. Synergen Development Corporation, the general partner of the Partnership, will remain a wholly-owned subsidiary of Amgen Boulder Inc.

     The Synergen warrants you were issued in connection with your purchase of a limited partnership unit now represent, upon exercise and payment of the current per share exercise price ($15.69 per warrant share until February 29, 1996; $17.69 thereafter), the right to receive the merger consideration of $9.25 in cash per warrant share.

     The Partnership's rights to benchmark payments and royalties related to commercial development of interleukin-1 receptor antagonist (IL-1ra) were not changed by the acquisition. Descriptions of those payments and royalties are included in the January 4, 1991 Agreement of Limited Partnership which you received when you purchased your limited partnership unit.

     A number of partners have inquired about possible tax losses a result of the acquisition. Because individual tax situations vary, it is not possible to provide any guidance on this issue. You should consult with your tax advisor to determine what options are available to you. For your convenience, a copy of the tax opinion on the original transaction is enclosed.

     A number of other inquiries were also made as to whether the acquisition resulted in changes in the development plans for IL-1ra. At this point in time the Amgen Boulder Inc. research and clinical staffs are reviewing the plans for all of Synergen's product candidates, including IL-1ra. The team expects to complete the review within a few months. For now, the Il-1ra rheumatoid arthritis trial in Europe is continuing. Any material change in that trial will be communicated to you in the regular reports you receive from the Partnership.

     We appreciate your patience during this transition period. If you have any questions regarding this letter or any other Partnership issue, please feel free to contact Sarah Crampton, Director of Investor Relations for Amgen Boulder Inc., at (805) 447-3352, or Robin Stanley of Paine Webber Incorporated at (800) 433-8901.

                                          Very Truly Yours,

                                          Synergen Development Corporation
                                          General Partner of Synergen Clinical
                                          Partners, L.P.

                                 SYNERGEN, INC.
                                 C/O AMGEN INC.
                                  AMGEN CENTER

                             1840 DEHAVILLAND DRIVE
                      THOUSAND OAKS, CALIFORNIA 91320-1789

Ms. Elise Wang
PaineWebber Development Corporation
1285 Avenue of the Americas
New York, New York 10019

           Re: Class B Warrants of Synergen, Inc.

Dear Ms. Wang:

     As you are no doubt aware, a subsidiary of Amgen completed its acquisition of Synergen on December 29, 1994. As a result of the acquisition, Synergen is now a wholly-owned subsidiary of Amgen and is being renamed Amgen Boulder Inc. We are writing this letter in response to a number of inquiries we have received with respect to Synergen's outstanding warrants.

     Pursuant to Section 12 of the Class B Warrant, each outstanding Class B Warrant now represents, upon exercise of the warrant and payment of the current per share exercise price of $15.69*, the right to receive $9.25 in cash, without interest, for each share of Synergen's Common Stock formerly issuable upon exercise of the warrant. Therefore, while each Class B Warrant remains exercisable by its terms until its expiration on February 28, 1998, each warrant will only entitle the holder to receive $9.25 per share, without interest, no matter when it is exercised. Since they are well "out-of-the-money," we do not expect that any of the outstanding Class B Warrants will be exercised.

     Please feel free to contact Synergen, Inc. at the following address with any questions relating to this letter: Synergen, Inc., c/o Amgen Inc., Amgen Center, 1840 DeHavilland Drive, Thousand Oaks, California, 91320-1789, ATTN:
Sarah Crampton.

February 1, 1995

                                          SYNERGEN, INC.

---------------

  *Until February 29, 1996 and $17.69 thereafter.

                                 SYNERGEN, INC.
                                 C/O AMGEN INC.
                                  AMGEN CENTER

                             1840 DEHAVILLAND DRIVE
                      THOUSAND OAKS, CALIFORNIA 91320-1789

TO THE HOLDERS OF OUTSTANDING INVESTMENT EXECUTIVE WARRANTS OF SYNERGEN, INC.:

     As you are no doubt aware, a subsidiary of Amgen completed its acquisition of Synergen on December 29, 1994. As a result of the acquisition, Synergen is now a wholly-owned subsidiary of Amgen and is being renamed Amgen Boulder Inc. We are writing this letter in response to a number of inquiries we have received with respect to Synergen's outstanding warrants.

     Pursuant to Section 12 of the Investment Executive Warrant, each outstanding Investment Executive Warrant now represents, upon exercise of the warrant and payment of the current per share exercise price of $16.31, the right to receive $9.25 in cash, without interest, for each share of Synergen's Common Stock formerly issuable upon exercise of the warrant. Therefore, while each Investment Executive Warrant remains exercisable by its terms until its expiration on February 29, 1996, each warrant will only entitle the holder to receive $9.25 per share, without interest, no matter when it is exercised. Since they are well "out of the money," we do not expect that any of the outstanding Investment Executive Warrants will be exercised.

     Please feel free to contact Synergen, Inc. at the following address with any questions relating to this letter: Synergen, Inc., c/o Amgen Inc., Amgen Center, 1840 DeHavilland Drive, Thousand Oaks, California, 91320-1789, ATTN:
Sarah Crampton.

February 1, 1995

                                          SYNERGEN, INC.

                                 SYNERGEN, INC.
                                 C/O AMGEN INC.
                                  AMGEN CENTER

                             1840 DEHAVILLAND DRIVE
                      THOUSAND OAKS, CALIFORNIA 91320-1789

TO THE HOLDERS OF OUTSTANDING DEVELOPMENT PARTNERS WARRANTS OF SYNERGEN, INC.:

     As you are no doubt aware, a subsidiary of Amgen completed its acquisition of Synergen on December 29, 1994. As a result of the acquisition, Synergen is now a wholly-owned subsidiary of Amgen and is being renamed Amgen Boulder Inc. We are writing this letter in response to a number of inquiries we have received with respect to Synergen's outstanding warrants.

     Pursuant to Section 9 of the warrant certificate, each outstanding Development Partners Warrant now represents, upon exercise of the warrant and payment of the current per share exercise price of $67.77, the right to receive $9.25 in cash, without interest, for each share of Synergen's Common Stock formerly issuable upon exercise of the warrant. Therefore, while each Development Partners Warrant remains exercisable by its terms until its expiration on June 30, 1997, each warrant will only entitle the holder to receive $9.25 per share, without interest, no matter when it is exercised. Since they are well "out-of-the-money," we do not expect that any of the outstanding Development Partners Warrants will be exercised and have deregistered the warrants under Federal securities laws.

     Please feel free to contact Synergen, Inc. at the following address with any questions relating to this letter: Synergen, Inc., c/o Amgen Inc., Amgen Center, 1840 DeHavilland Drive, Thousand Oaks, California, 91320-1789, ATTN:
Sarah Crampton.

February 1, 1995

                                          SYNERGEN, INC.

                                 SYNERGEN, INC.
                                 C/O AMGEN INC.
                                  AMGEN CENTER

                             1840 DEHAVILLAND DRIVE
                      THOUSAND OAKS, CALIFORNIA 91320-1789

Mr. Neil Flanzraich
Syntex Research
3401 Hillview Avenue
Palo Alto, CA 94303

           Re: Joint Venture Warrants of Synergen, Inc.

Dear Mr. Flanzraich:

     As you are no doubt aware, a subsidiary of Amgen completed its acquisition of Synergen on December 29, 1994. As a result of the acquisition, Synergen is now a wholly-owned subsidiary of Amgen and is being renamed Amgen Boulder Inc. We are writing this letter in response to a number of inquiries we have received with respect to Synergen's outstanding warrants.

     Pursuant to Section 11(h) of the Warrant Agreement, each outstanding Joint Venture Warrant now represents, upon exercise of the warrant and payment of the current per share exercise price of $12.67, the right to receive $9.25 in cash, plus interest, for each share of Synergen's Common Stock formerly issuable upon exercise of the warrant. Therefore, while each Joint Venture Warrant remains exercisable by its terms until its expiration on July 31, 1997, they will only entitle the holder to receive $9.25 per share, plus interest. Since they are well "out-of-the-money," we do not expect that any of the outstanding Joint Venture Warrants will be exercised.

     Please feel free to contact Synergen, Inc. at the following address with any questions relating to this letter: Synergen, Inc., c/o Amgen Inc., Amgen Center, 1840 DeHavilland Drive, Thousand Oaks, California, 91320-1789, ATTN:
Sarah Crampton.

February 1, 1995

                                          SYNERGEN, INC.